NUVEEN TRADEWINDS INTERNATIONAL VALUE FUND

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

Effective April 1, 2012, Alberto Jimenez Crespo will no longer serve as portfolio manager of the fund.

Peter Boardman will continue to serve as a portfolio manager of the fund.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TINTV2S-0312P